(i) Based on their evaluation of the
Registrant's Disclosure Controls and
Procedures as of a date within 90 days
of the Filing Date, the Registrant's
President and Treasurer/CFO have
determined that the Disclosure Controls
and Procedures (as defined in Rule 30a-
2(c) under the Act) are designed to
ensure that information required to be
disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(ii) There were no significant changes
in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

(iii) Certification of principal executive officer (see attached) and Certification of principal financial officer (see attached).


[INSERT CERTIFICATE HERE]

FORM N-SAR
CERTIFICATION

I, Debra McGinty-Poteet, certify
that:

1. I have reviewed this report on
Form N-SAR of Brandes
Institutional International Equity
Fund;
2. Based on my knowledge, this
report does not contain any
untrue statement of a material
fact or omit to state a material
fact necessary to make the
statements made, in light of the
circumstances under which such
statements were made, not
misleading with respect to the
period covered by this report;
3. Based on my knowledge, the
financial information included in
this report, and the financial
statements on which the financial
information is based, fairly
present in all material respects
the financial condition, results of
operations, changes in net assets,
and cash flows (if the financial
statements are required to include
a statement of cash flows) of the
registrant as of, and for, the
periods presented in this report;
4. The registrant's other
certifying officers and I are
responsible for establishing and
maintaining disclosure controls
and procedures (as defined in
rule 30a-2(c) under the
Investment Company Act) for the
registrant and have:
a) designed such disclosure
controls and procedures to ensure
that material information relating
to the registrant, including its
consolidated subsidiaries, is
made known to us by others
within those entities, particularly
during the period in which this
report is being prepared;
b) evaluated the effectiveness of
the registrant's disclosure
controls and procedures as of a
date within 90 days prior to the
filing date of this report (the
"Evaluation Date"); and
c) presented in this report our
conclusions about the
effectiveness of the disclosure
controls and procedures based on
our evaluation as of the
Evaluation Date;
5. The registrant's other
certifying officers and I have
disclosed, based on our most
recent evaluation, to the
registrant's auditors and the audit
committee of the registrant's
board of directors (or persons
performing the equivalent
functions):
a) all significant deficiencies in
the design or operation of
internal controls which could
adversely affect the registrant's
ability to record, process,
summarize, and report financial
data and have identified for the
registrant's auditors any material
weaknesses in internal controls;
and
b) any fraud, whether or not
material, that involves
management or other employees
who have a significant role in the
registrant's internal controls; and
6. The registrant's other
certifying officers and I have
indicated in this report whether
or not there were significant
changes in internal controls or in
other factors that could
significantly affect internal
controls subsequent to the date of
our most recent evaluation,
including any corrective actions
with regard to significant
deficiencies and material
weaknesses.

Date: _______________

__/s/DebraMcGinty Poteet__
Debra McGinty-Poteet
President